SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 1, 2006

Strategic Hotels & Resorts, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 658-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Strategic Hotels & Resorts, Inc. (the “Company”) is filing the financial statements and pro-forma financial information required by Rule 3-05 and Article 11 of Regulation S-X in connection with the Company’s acquisition of the Four Seasons Washington D.C. hotel, which acquisition closed on March 1, 2006.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Filed as Exhibit 99.1 hereto are the financial statements as of and for the year ended December 31, 2005 for the Four Seasons Washington D.C. hotel.

(b)	Pro forma financial information. Furnished as Exhibit 99.2 hereto is the pro forma financial information for the Four Seasons Washington D.C. hotel.

(c)	Exhibits.

Exhibit No.	Description
23	Consent of Ernst & Young LLP

99.1	Financial statements as of and for the year ended December 31, 2005 for the Four Seasons Washington D.C. hotel

99.2	Pro forma financial information for the Four Seasons Washington D.C. hotel

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

April 18, 2006	By:	/s/ Monte J. Huber
	Name:	Monte J. Huber
	Title:	Vice President, Controller and Treasurer

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